The Prudential Investment Portfolios, Inc.

PGIM Jennison Focused Value Fund

Supplement dated October 14, 2026, to the Currently Effective

Summary Prospectus, Prospectus and Statement of Additional Information, as supplemented

This supplement updates certain dates relating to the previously announced reorganization of PGIM Jennison Focused Value Fund (the "Focused Value Fund") into PGIM Jennison Focused Value ETF (the "Focused Value ETF").

Pursuant to an Agreement and Plan of Reorganization, the Focused Value Fund will be reorganized with and into the Focused Value ETF, and the Focused Value Fund will be liquidated (such reorganization and liquidation, the "Reorganization").

It was previously announced that the Reorganization was expected to close on or about November 13, 2026. The Reorganization is now expected to close on or about January 15, 2027 (the “Closing Date”).

In light of the new Closing Date, the ability of shareholders to purchase shares of the Focused Value Fund, exchange shares of another PGIM mutual fund for shares of the Focused Value Fund, redeem shares of the Focused Value Fund, exchange shares of the Focused Value Fund for shares of another PGIM mutual fund, or transfer ownership of shares of the Focused Value Fund will be subject to the revised deadlines set forth below.

Following the applicable deadlines set forth below, the Focused Value Fund will no longer accept purchases, redemptions, exchanges, or transfers of Fund shares in order to facilitate the orderly execution of the Reorganization.

Fund

PGIM Jennison

Focused Value Fund

Final Date to Purchase Fund Shares or Exchange Shares of Another PGIM Mutual Fund for Fund Shares

Wednesday, January 13, 2027

Final Date to Redeem Fund Shares, Exchange Fund Shares, or Transfer Ownership for Shares of Another PGIM Mutual Fund

Thursday, January 14, 2027

Accounts held directly at the Focused Value Fund’s transfer agent that are subject to liquidation or exchange into the PGIM Government Money Market Fund will be processed on January 7, 2027. Shareholders of the Focused Value Fund are urged to review the combined information statement/prospectus filed on July 31, 2026, as they contain important information about the Reorganization. You may request a free copy of the combined information statement/prospectus without charge by calling (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC P.O. Box 534432 Pittsburgh, PA 15253-4432.

This document is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offer of securities will be made only by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

LR1542